ETF5 P1 02/18

SUPPLEMENT DATED FEBRUARY 2, 2018

TO THE PROSPECTUS DATED OCTOBER 30, 2017

OF

FRANKLIN FTSE RUSSIA ETF

FRANKLIN FTSE SWITZERLAND ETF

FRANKLIN FTSE ASIA EX JAPAN ETF

(each a series of Franklin Templeton ETF Trust)

The Prospectus is amended as follows:

  All references in the Prospectus to the size of the Franklin FTSE Switzerland ETF’s creation units is hereby changed from 400,000 shares to 100,000 shares.
  All references in the Prospectus to the size of the Franklin FTSE Asia ex Japan ETF’s creation units is hereby changed from 600,000 shares to 400,000 shares.
  The last sentence under the section “Fund Summaries –  Franklin FTSE Russia ETF –  Principal Investment Strategies” on page 86 of the Prospectus is removed and replaced in its entirety with the following:

As of December 31, 2017, the FTSE Russia Capped Index was concentrated in the oil and gas industry.

  IV.   The second paragraph under the section “Fund Summaries – Franklin FTSE Russia ETF – Principal Risks – Concentration” on page 89 of the Prospectus is removed and replaced in its entirety with the following:

  The Fund may focus in the oil and gas industry. The profitability of companies in the oil and gas industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

      V.  The last sentence under the section “Fund Summaries – Franklin FTSE Switzerland ETF –  Principal Investment Strategies” on page 102 of the Prospectus is removed and replaced in its entirety with the following:

    As of December 31, 2017, the FTSE Switzerland Capped Index was concentrated in the pharmaceuticals industry.

        VI.  The second paragraph under the section “Fund Summaries – Franklin FTSE Switzerland ETF – Principal Risks – Concentration” on page 104 of the Prospectus is removed and replaced in its entirety with the following:

      The Fund may focus in the pharmaceuticals industry. Companies in the pharmaceuticals industry may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.

         VII.  The information under the section “Fund Details — Principal Risks — Concentration” with respect to the Franklin FTSE Russia ETF and Franklin FTSE Switzerland ETF is removed and replaced in its entirety with the following:

        Concentration

        To the extent the Fund concentrates in a specific industry, a group of industries, sector or type of investment, the Fund will carry much greater risks of adverse developments and price movements in such industries, sectors or investments than a fund that invests in a wider variety of industries, sectors or investments. There is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries or sectors.

        Consumer staples companies (Franklin FTSE Switzerland ETF) The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

        Energy companies (Franklin FTSE Canada ETF, Franklin FTSE Italy ETF and Franklin FTSE Russia ETF) Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.

        Oil and gas companies The profitability of companies in the oil and gas industry may be affected adversely by changes in worldwide energy prices, exploration and production spending. Changes in economic conditions, government regulation and events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest, and terrorism and natural disasters) also affect companies in this industry. In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, energy conservation efforts, technological developments and labor relations. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Additionally, recent global economic events have created greater volatility in the oil and gas industry, including substantial declines in the price of oil. These events may create wide fluctuations in the value of companies in this industry, which may affect the value of Fund shares.

        Financial services companies (Franklin FTSE Russia ETF and Franklin FTSE Switzerland ETF) Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock prices, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.

        Materials companies (Franklin FTSE Russia ETF) Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

        Healthcare companies (Franklin FTSE Switzerland ETF) The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

        Pharmaceutical companies Companies in the pharmaceuticals industry may be adversely affected by factors such as government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and industry competition. The profitability of some pharmaceutical companies may be dependent on a relatively limited number of products, which can become obsolete due to industry innovation, changes in technologies or other market developments. The process of obtaining government approvals can be lengthy, expensive and require extensive preclinical and clinical trials. As a result, pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. In addition, pharmaceutical companies may be subject to extensive litigation based on product liability and similar claims.

        Please keep this supplement with your Prospectus for future reference.